SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
November 24, 2009
Date of Report (Date of Earliest Event Reported)
HARRIS INTERACTIVE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

161 Sixth Avenue, New York, New York	10013

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number Including Area Code: (212) 539-9600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01 — Other Events
On November 24, 2009, Harris Interactive Inc. (the “Company”) received a letter (the “Letter”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) stating that the Company has regained compliance with Marketplace Rule 5450(a)(1) (the “Minimum Bid Price Rule”) due to the fact that the closing bid price of the Company’s common stock has been at $1.00 per share or greater for at least 10 consecutive business days. The Letter further stated that the matter relating to the Company’s non-compliance with the Minimum Bid Price Rule, which the Company had previously reported under Item 3.01 of its Current Report on Form 8-K filed with the Securities and Exchange Commission on September 21, 2009, is now closed with Nasdaq.
The Company announced its receipt of the Letter in a press release dated December 1, 2009, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit 99.1	Press release issued by Harris Interactive Inc. on December 1, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC. (Registrant)
By:	/s/ Eric W. Narowski
	Name:	Eric W. Narowski
	Title:	Interim Chief Financial Officer (Principal Financial Officer)

Dated: December 2, 2009

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

Exhibit 99.1	Press release issued by Harris Interactive Inc. on December 1, 2009